SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 10, 2011

SINO PAYMENTS, INC.

 (Exact name of registrant as specified in its charter)

Nevada	000-53537	26-3767331
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification Number)
Unit T25, GF Bangkok Bank Building 18 Bonham Strand West Sheung Wan, Hong Kong
(Address of principal executive offices)
Office: 1.877.205.6270 x801
(Registrant’s Telephone Number)

(Former name or former address, if changed since last report)

Copy of all Communications to:

Carrillo, Huettel & Zouvas LLP

3033 Fifth Avenue, Suite 400

San Diego, CA 92103

phone: 619.546.6100

fax: 619.546.6060

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

      .  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      .  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      .  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      .  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01

ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On January 10, 2011, Sino Payments, Inc., a Nevada corporation, (the "Company") entered into an unsecured Line of Credit Note (the "Note") with TAP Investments Group Limited (the “Payee”). Under the terms of the Note, the Company may borrow, from time to time, up to the principal amount of $100,000, for general working capital. The minimum advance under the Note is $1,000 and the interest rate of the Note is 8%. The Note contains customary events of default, including, among others, non-payment of principal and interest and in the event the Company is involved in certain insolvency proceedings. In the event of a default, all of the obligations of the Company under the Note may be declared immediately due and payable.  On the election of Payee, the outstanding principal and accrued interest may be repaid either in cash or the payee shall have the right to convert all or any portion of the outstanding principal amount and accrued interest into fully paid and non-assessable shares of Company’s common stock at the “Conversion Price”, which is a formula defined in the Note.

The above description of the Note is intended as a summary only and is qualified in its entirety by the terms and conditions set forth therein, a copy of the Note is filed as an exhibit to this Current Report on Form 8-K (the "Current Report").

ITEM 2.03

CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER

AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT

The information set forth above in Item 1.01 of this Current Report on Form 8-K is incorporated herein by this reference.

ITEM 3.02

UNREGISTERED SALES OF EQUITY SECURITIES

The convertible securities issued pursuant to the Note have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), and may not be offered or sold in the United States absent the registration or an applicable exemption from the registration requirements of the Securities Act. The transaction contemplated by the Note is exempt from the registration requirements of the Securities Act, pursuant to Section 4(2) and/or Regulation D thereunder.

This Current Report shall not constitute an offer to sell, the solicitation of an offer to buy, nor shall there be any sale of these securities in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.

The information set forth in Item 1.01 of this Current Report is incorporated by reference into this Item 3.02.

ITEM 7.01

Regulation FD Disclosure.

On February 3, 2011, the Company issued a press release announcing the execution of the Note with TAP Investments Group Limited for a Hong Kong joint venture company, TAP ePayment Services Limited.  According to the Hong Kong company registrar, 51% of the newly formed JV Company shares have been transferred to Sino Payments, Inc.  TAP Group has already committed $20,000.00 USD of which $5,000 USD was received last week.  A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

Limitation on Incorporation by Reference.

In accordance with General Instruction B.2 of Form 8−K, the information in this Form 8−K furnished pursuant to Item 7.01 shall not be deemed to be "filed" for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Exchange Act or Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

ITEM 9.01

 FINANCIAL STATEMENTS AND EXHIBITS.

Exhibits

EXHIBIT NUMBER
DESCRIPTION

10.1	Line of Credit Note dated January 10, 2011.
99.1	Press Release dated February 3, 2011

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:   February 3, 2011

SINO PAYMENTS, INC.

By: /s/: Matthew Mecke     .

Matthew Mecke, CEO